ACCOUNTS RECEIVABLE, NET	12 Months Ended
Dec. 31, 2024
Credit Loss [Abstract]
ACCOUNTS RECEIVABLE, NET

NOTE－4 ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consisted of the following:

	As of Dec 31, 2023	As of Dec 31, 2024
	S$’000	S$’000

Accounts receivable	25,386	19,310
Less: Allowance for credit loss	(3,642)	(3,053)

Accounts receivable, net	21,744	16,257

For the year ended December 31, 2023 and 2024, the Company has made the allowance for credit loss and charged to the consolidated statements of operations. The Company has written-off approximately S$0.6 million each against allowance for credit loss provided in previous years for the year ended December 31, 2023 and 2024.

The Company generally conducts its business with creditworthy third parties. The Company determines, on a continuing basis, the probable losses and an allowance for credit loss, based on several factors including internal risk ratings, customer credit quality, payment history, historical bad debt/write-off experience and forecasted economic and market conditions. Accounts receivable are written off after exhaustive collection efforts occur and the receivable is deemed uncollectible. In addition, receivable balances are monitored on an ongoing basis and its exposure to bad debts is not significant.

Analysis of allowance for credit loss

	As of Dec 31, 2023	As of Dec 31, 2024
	S$’000	S$’000

Balance at beginning of period	4,240	3,642
Provision during the period	41	19
Written off during the period	(532)	(582)
Reversal during the period	(107)	(26)
Balance at the end of the period	3,642	3,053